UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2003

VirtualFund.com, Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-18114	41-1612861
(Commission File Number)	(IRS Employer Identification No.)

13911 Ridgedale Drive, Suite 477

Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 348-0480

N/A

 (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On January 10, 2003, VirtualFund.com, Inc. (the “Company” or “Registrant”) entered into an Agreement and Plan of Merger whereby the Company’s wholly owned subsidiary merged with and into Marquest Financial, Inc. (“Marquest”).  The Merger was closed on such date.  As consideration for the Merger, the Company issued 3,000,000 shares of the Company’s common stock valued at $0.12 per share, $80,000 in cash, and a one-time bonus of $69,000 to the sole shareholder of Marquest.  Funds from the Company’s working capital were used to pay the cash portion of the merger consideration.

Prior to the merger, the sole shareholder of Marquest Financial, Inc. was Edward M. Graca.  Mr. Graca has been a director of the Company since October 15, 2002.  In connection with the acquisition, Mr. Graca entered into a three-year employment agreement with Marquest.

Marquest has operated a mortgage brokerage business since 1994.  Marquest will continue to operate its mortgage brokerage business as a wholly owned subsidiary of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of Business Acquired

The audited financial statements of Marquest Financial, Inc. including balance sheets, related statements of income, changes in stockholders’ equity, and cash flows for the years ended December 31, 2000 and 2001, and the independent auditor’s report thereon, are attached hereto as Exhibit 99.4.  The unaudited financial statements of Marquest Financial, Inc., including balance sheet and related statements of operations and cash flows for the nine-month period ended September 30, 2002 are attached as Exhibit 99.5.  The unaudited financial statements of Marquest Financial, Inc., including balance sheet and related statement of operations for the twelve-month period ended June 30, 2002 are attached as Exhibit 99.6.  This company merged with and into the Registrant on January 10, 2003.

(b)                                  Pro Forma Financial Information

The unaudited Pro Forma Combined Balance Sheet as of September 30, 2002, the unaudited Pro Forma Combined Statements of Operations for the three months ended September 30, 2002, and fiscal year ended June 30, 2002 are attached hereto as Exhibit 99.3.

 (c)                               Exhibits

Exhibit 23.1 —	Consent of Copeland, Buhl & Company P.L.L.P., Certified Public Accountants

Exhibit 99.1 —

Agreement and Plan of Merger dated January 10, 2003, by and among Marquest Financial, Inc. a Minnesota corporation, Edward M. Graca, Marquest Financial Acquisition Corporation, a Minnesota corporation, and VirtualFund.com, Inc., a Minnesota corporation*

Exhibit 99.2 —	Employment Agreement dated January 10, 2003, between Marquest Financial, Inc. and Edward M. Graca*

Exhibit 99.3 —

Unaudited pro forma combined balance sheet as of September 30, 2002 and the unaudited pro forma combined statements of operations for the three-month period ended September 30, 2002 and for the fiscal year ended June 30, 2002.

Exhibit 99.4 —

Audited balance sheets of Marquest Financial, Inc. as of December 31, 2001 and 2000, and the related statements of income and retained earnings (deficit), and cash flows for the years ended December 31, 2001 and 2000.

Exhibit 99.5 —

Unaudited balance sheet of Marquest Financial, Inc. as of September 30, 2002, the unaudited statements of operations for the three and nine months ended September 30, 2002, and statement of cash flows for the nine-month period ended September 30, 2002.

Exhibit 99.6 —	Unaudited balance sheet of Marquest Financial, Inc. as of June 30, 2002 and unaudited statement of operations for the twelve-month period ended June 30, 2002.

*Previously Filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALFUND.COM, INC.
(Registrant)

Date: March 26, 2003	By:	/s/ Joseph D. Pupel
	Name:	Joseph D. Pupel
	Title:	Interim Chief Executive Officer